Great-West SecureFoundation® Balanced ETF Fund
Class A Ticker: SFBPX
(the “Fund”)
Summary Prospectus
April 29, 2020
If you purchase shares of (or allocate account value to) the Fund, you are required to purchase the Great-West SecureFoundation® Lifetime Withdrawal Benefit (the “Guarantee”) provided under a fixed deferred annuity certificate or individual contract issued by Great-West Life & Annuity Insurance Company (“GWL&A”). This Summary Prospectus should be read together with the prospectus for the Guarantee.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at www.securefoundationsmartfuture.com. You can also get this information at no cost by calling (877) 925-0501 or by sending an email request to email@greatwestfunds.com. The current Prospectus and Statement of Additional Information, both dated April 29, 2020, are incorporated by reference as a matter of law into this Summary Prospectus, which means they are legally part of this Summary Prospectus.
Internet Delivery of Shareholder Reports: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greatwestfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can call (866) 345-5954 or make elections online at www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
Investment Objective
The Fund seeks long-term capital appreciation and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table below does not describe the fees, expenses or withdrawal charges imposed by the Guarantee (“Guarantee Benefit Fee”), which is described in a separate prospectus or disclosure statement describing the Guarantee. If the Guarantee Benefit Fee was reflected, the fees and expenses shown would be higher. You may qualify for a sales charge waiver; information about the waiver is available from your financial professional.
Shareholder Fees (fees paid directly from your investment)
Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fees	0.16%
Distribution and Service (12b-1) Fees	0.00%
Total Other Expenses	0.52%
Administrative Services Fees	0.05%
Other Expenses	0.47%
Acquired Fund Fees and Expenses	0.05%
Total Annual Fund Operating Expenses[1]	0.73%
Fee Waiver and Expense Reimbursement[2]	0.40%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.33%
[1]	The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund, including Distribution and Service (12b-1) Fees as of December 31, 2019, and does not include Acquired Fund (Underlying Fund) Fees and Expenses.
[2]	GWCM has contractually agreed to reduce its management fee or pay the Fund an amount equal to the amount by which any ordinary operating expenses, excluding advisory fees payable to GWCM, distribution and service fees pursuant to a Rule 12b-1 or successor plan, expenses incurred under an administrative services plan, interest, taxes, brokerage and transaction costs, other investment-related costs, leverage expenses, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of such Fund’s business, indirect expenses (including, without limitation, acquired fund fees and expenses), and expenses of any counsel or other persons or services retained by Great-West Funds’ Independent Directors (“Other Expenses”) incurred by the Fund that exceeds an annual rate of 0.07% of the Fund’s average daily net assets for Class A shares (“Expense Limit”). The agreement’s current term ends on April 30, 2021. The agreement automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, GWCM may recoup these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses, plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the expenses of the Guarantee Benefit Fee. If the fees and expenses of the Guarantee Benefit Fee were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$532	$684	$848	$1,325
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 13% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
Under normal conditions, the Fund will invest 50-70% of its net assets (plus the amount of any borrowings for investment purposes) in exchange-traded (“Underlying ETFs”) that invest primarily in equity securities and 30-50% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying ETFs that invest primarily in fixed income securities.
Great-West Capital Management, LLC (“GWCM”) uses asset allocation strategies to allocate assets among asset classes and the Underlying ETFs. The Fund currently invests primarily in Underlying ETFs designed to track the performance of a specified securities index (“Index Funds”). Each Underlying ETF has its own investment objective and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities (including those from emerging markets), fixed income securities, derivatives, and short-term investments. The following table shows the Fund’s target allocation for the various asset classes and the Underlying ETFs in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	20.49%	International	13.40%
Vanguard S&P 500 ETF		Vanguard FTSE Developed Markets ETF
Mid Cap	12.47%	Emerging Markets	4.13%
Vanguard S&P Mid-Cap 400 ETF		Vanguard FTSE Emerging Markets ETF
Small Cap	9.51%	Bond	40.00%
Vanguard Russell 2000 ETF		Vanguard Total Bond Market ETF
The Fund will rebalance its holdings of the Underlying ETFs on a periodic basis to maintain the appropriate asset allocation. GWCM reviews asset class allocations, Underlying ETF allocations, and the Underlying ETFs themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying ETFs, or change the target allocations at any time and without shareholder notice or approval.
In addition to investing in Underlying ETFs, the Fund may invest a portion of its assets directly in derivatives, such as futures, for cash management purposes and to gain exposure to securities in the underlying index pending investment in Underlying ETFs. The Fund also may hold a portion of its assets in U.S. government securities, money market funds, and cash or cash equivalents for cash management purposes.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk
•	Since the Fund invests directly in the Underlying ETFs, all risks associated with the eligible Underlying ETFs apply to the Fund. To the extent the Fund invests more of its assets in one Underlying ETF than another, the Fund will have greater exposure to the risks of that Underlying ETF.
•	Since the Fund invests in Underlying ETFs, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying ETFs.
•	The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying ETFs. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund.
Exchange-Traded Funds (“ETFs”) Risk - Because ETF shares are traded on an exchange, they are subject to additional risks:
•	ETF shares can be bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV vary significantly. Thus, the Fund may pay more or less than NAV when it buys ETF shares on the secondary market, and the Funds may receive more or less than NAV when it sells those shares.
•	Although ETF shares are listed for trading, it is possible that an active trading market may not develop or be maintained.
•	Trading of ETF shares may be halted by the activation of individual or marketwide “circuit breakers” (which halt trading for a specified period of time when the price of a particular security or overall market process decline by a specified percentage). Trading of ETF shares may also be halted if (1) the shares are delisted from an exchange without first being listed on another exchange or (2) exchange officials deem such action is appropriate in the interest of a fair and orderly market or to protect investors.
Conflict of Interest Risk - GWCM may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee that you are required to purchase if you invest in the Fund.
The following are risks associated with Fund and Underlying ETF investments that may directly or indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying ETF will achieve its investment objective.
Equity Securities Risk - The value of the stocks and other securities owned by the Underlying ETFs will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Securities of small and medium size companies have lower trading volume and are less liquid than securities of larger, more established companies. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.
Fixed Income Securities Risk – Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Market Risk - The value of an Underlying ETF's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying ETF, particular industries represented in an Underlying ETF's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying ETF's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Index Risk – The value of an Index Fund will generally decline when the performance of its benchmark index declines. A benchmark index may perform unfavorably and/or underperform the market as a whole. An Index Fund is not actively managed and the portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause an Index Fund’s return to be lower than if an Index Fund employed an active strategy. In addition, an Index Fund may not be able to precisely track the performance of its benchmark index.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of fixed income securities generally declines and when interest rates decline, market values of such securities generally rise. The longer a security’s maturity, that is, the time remaining until the final payment on the security is due, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield. In general, the longer the maturity or duration of a security, the greater its sensitivity to changes in interest rates. Recent and potential future changes in monetary policy may affect the level of interest rates.
Credit Risk - An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.
Developing and Emerging Markets Risk – The risk that markets of developing and emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.
Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying ETF invests will have a significant impact on the performance of the Underlying ETF.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying ETF to lose money on investments denominated in foreign currencies.
Liquidity Risk - Underlying ETFs may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. When there is little or no active trading market for a specific type of security, it can become more difficult to sell the security at or near its perceived value. In such a market, the value of such securities and the Underlying ETF’s share price may fall dramatically. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in the Underlying ETF’s net asset value. Increased redemptions due to a rise in interest rates may require the Underlying ETF to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Underlying ETF. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities.
Derivatives Risk - Underlying ETFs may invest in derivative instruments, including but not limited to, futures contracts, forward contracts, options and swaps. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. An Underlying ETF may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying ETF’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets. There can be no assurance that an Underlying ETF’s use of derivative contracts will work as intended.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.
An investment in the Fund or Underlying ETFs is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Class A shares in each full calendar year since inception and by comparing its average annual total return to the performance of a broad-based securities market index, a secondary index, and a Composite Index which has investment characteristics similar to those of the Fund. The Composite Index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes: the S&P 500® Index (large blend); the S&P MidCap 400® Index (mid blend); the S&P SmallCap 600® Index (small blend); the MSCI EAFE Index (international large blend); the MSCI Emerging Markets Index (diversified emerging markets); and the Bloomberg Barclays U.S. Aggregate Bond Index (intermediate term bond). See Appendix A for more information regarding the Composite Index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses. Returns shown in the bar chart do not reflect the impact of sales charges, expenses or withdrawal charges of the Guarantee Benefit Fee. If the sales charges, expenses or withdrawal charges of the Guarantee Benefit Fee were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.securefoundationsmartfuture.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns for Class A Shares Before Sales Charges
	Quarter Ended	Total Return
Best Quarter	March 2019	8.84%
Worst Quarter	December 2018	-5.80%
Average Annual Total Returns for the Periods Ended December 31, 2019
	One Year	Five Years	Since Inception (1/23/2012)
Class A before taxes	12.97%	5.46%	7.26%
Class A after taxes on distributions[1]	10.31%	3.73%	5.87%
Class A after taxes on distributions and sale of fund shares[1]	10.29%	3.81%	5.17%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses or taxes)	31.02%	11.38%	14.06%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	2.94%
Composite Index (reflects no deduction for fees, expenses or taxes)	19.12%	7.13%	8.55%

[1]	After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown do not apply to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or an individual retirement account (IRA).
Investment Adviser
GWCM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Director, Portfolio Construction & Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
Purchase and Sale of Fund Shares
Effective as of the close of business on December 14, 2018, the Fund closed to new investors and new contributions by existing shareholders. Shareholders of the Fund may continue to reinvest dividends and capital gains arising from the Fund, but no other forms of contributions will be allowed. The Fund reserves the right to modify or limit the above exceptions or re-open the Fund at any time without prior notice.
You can redeem shares by contacting your broker-dealer, custodian or trustee of your Individual Retirement Account (“IRA”), or other financial intermediary who has entered into an agreement with the Fund’s distributor to make the shares available (each, a “financial intermediary”). The financial intermediary is responsible for forwarding all necessary documentation to the Fund’s distributor. In certain circumstances, such as if you terminate your relationship with your financial intermediary, you may contact the Fund at (877) 925-0501 for information about your account.
You may redeem shares of the Fund on any business day that Great-West Funds is open. Your financial intermediary may have different requirements or fees for the processing of redemption orders, or may be closed at times when the New York Stock Exchange (“NYSE”) or Great-West Funds is open. Redemption proceeds normally will be sent within three (3) business days after your payment request is received in good order, but in any event within seven (7) days, except that your proceeds may be delayed for up to ten (10) days if your share purchase was made by check. Redemptions also may be restricted in the event of an early or unscheduled close of the NYSE, as permitted by the U.S. Securities and Exchange Commission (“SEC”).
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both), unless you are investing through a tax-advantaged arrangement such as an IRA. Any withdrawals from such tax-advantaged arrangement may be taxable.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), companies related to the Fund may pay the intermediary for the sale of Fund shares and other services. Ask your salesperson or visit your financial intermediary’s website for more information.